UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 3, 2012

BRUNSWICK CORPORATION

(Exact Name of Registrant Specified in Charter)

Delaware	001-01043	36-0848180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 N. Field Court Lake Forest, Illinois	60045-4811
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 735-4700

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240, 14d-2(b))
[ ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240, 13e-4(c))

Item 5.02.                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

On December 4, 2012, Brunswick Corporation (Brunswick) announced that Peter B. Hamilton will be retiring from his position as Senior Vice President and Chief Financial Officer of Brunswick effective March 1, 2013. On December 4, 2012, Brunswick also announced that it has appointed William L. Metzger to the position of Senior Vice President and Chief Financial Officer effective March 1, 2013.
Mr. Metzger, 51, has been Vice President and Treasurer of Brunswick since May 2001. Mr. Metzger joined Brunswick in 1987 as Manager of Special Projects in the Accounting Department. In 1991, he was assigned to Brunswick’s internal audit staff as a Manager, and in 1996 was named Director - Corporate Accounting.
In his new role as Senior Vice President and Chief Financial Officer, Mr. Metzger will earn an annual base salary of $460,000. He will be entitled to participate in the Brunswick Performance Plan, with a target bonus determined by the Human Resources and Compensation Committee (Committee) and will also be eligible for grants of equity-based awards under Brunswick's 2003 Stock Incentive Plan as determined by the Committee. Mr. Metzger will also be eligible for other benefits to which the executive officers are entitled as described in Brunswick's most recent proxy statement filed with the Securities and Exchange Commission on March 22, 2012.
A copy of the news release announcing the retirement of Peter B. Hamilton and the appointment of William L. Metzger is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit No.                    Description of Exhibit

99.1
News Release, dated December 4, 2012, of Brunswick Corporation, announcing the retirement of Peter B. Hamilton as Senior Vice President and Chief Financial Officer effective March 1, 2013 and the appointment of William L. Metzger as Senior Vice President and Chief Financial Officer effective March 1, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUNSWICK CORPORATION

Dated: December 4, 2012	By:	/s/ KRISTIN M. COLEMAN
Kristin M. Coleman
Vice President, General Counsel & Secretary

EXHIBIT INDEX:

Exhibit No.	Description of Exhibit

99.1
News Release, dated December 4, 2012, of Brunswick Corporation, announcing the retirement of Peter B. Hamilton as Senior Vice President and Chief Financial Officer effective March 1, 2013 and the appointment of William L. Metzger as Senior Vice President and Chief Financial Officer effective March 1, 2013.